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                                                                    EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350.
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Applied Graphics Technologies, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth Torosian, Senior Vice President, Chief Financial Officer, and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ KENNETH G. TOROSIAN
                                          --------------------------------------
                                                   Kenneth G. Torosian
                                                  Senior Vice President,
                                                 Chief Financial Officer,
                                                      and Treasurer

April 15, 2003

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.